                                                                   EXHIBIT 10.20

                                CataPULSE INC.

                      STAND-ALONE STOCK OPTION AGREEMENT


I.       NOTICE OF STOCK OPTION GRANT
         ----------------------------

         Michael T. Devlin

         Address: ___________________________

         ____________________________________



         You have been granted a Nonstatutory Stock Option to purchase shares (the "Shares") of Common Stock of the Company, subject to the terms and conditions of this Agreement, as follows:

         Date of Grant                               December 6, 1999

         Vesting Commencement Date                   December 6, 1999

         Exercise Price per Share                    $0.03

         Total Number of Shares Granted              21,111,111

         Total Exercise Price                        $633,333.33

         Term/Expiration Date:                       December 6, 2009

         Vesting Schedule:
         ----------------


         This Option shall vest and may be exercised (in accordance with Section
3), in whole or in part, in accordance with the following schedule:

         1/48/th/ of the Shares (439,814.8125 Shares) subject to the Option shall vest each month after the Vesting Commencement Date, so that the Option shall be fully vested four (4) years from the Date of Grant, subject to the Optionee continuing to be a Service Provider on such dates.

         All of the remaining Shares subject to the Option shall vest immediately prior to the closing of a change of control. A "change of control" shall mean a merger or consolidation of the Company with or into another corporation, entity or person (where the stockholders of the Company immediately prior to such merger or consolidation hold less than 50% of the capital stock of the surviving corporation immediately following the merger or consolidation), or the sale of all or substantially all of the Company's assets to another corporation, entity or person. In addition, all of the remaining Shares subject to the Option shall vest if Optionee is not elected as a member of the

Company's Board of Directors, is removed (other than for cause) from the Board of Directors or is not reelected to the Board of Directors, unless, in either event, Optionee has voluntarily resigned as an employee of the Company; provided, however that a voluntary resignation from the Board of Directors by Optionee or Optionee's voluntary election to not stand for election to the Board of Directors shall not cause the remaining Shares subject to the Option to vest.

         Termination Period
         ------------------

         This Option may be exercised, to the extent it is then vested, within three (3) months after Optionee ceases to be a Service Provider in accordance with Section 8 of this Agreement. Upon the death or Disability of the Optionee, this Option may be exercised, to the extent it is then vested, within twelve
(12) months after the Optionee ceases to be a Service Provider in accordance with Sections 9 and 10 of this Agreement. In no event shall this Option be exercised later than the Term/Expiration Date provided.

II.      AGREEMENT
         ---------

         1.   Definitions.  As used herein, the following definitions shall
              -----------
apply:

              (a) "Agreement" means this stock option agreement between the
                   ---------
Company and Optionee evidencing the terms and conditions of this Option.

              (b) "Applicable Laws" means the requirements relating to the
                   ---------------
administration of stock options under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction that may apply to this Option.

              (c) "Board" means the Board of Directors of the Company or any
                   -----
committee of the Board that has been designated by the Board to administer this Agreement.

              (d) "Code" means the Internal Revenue Code of 1986, as amended.
                   ----

              (e) "Common Stock" means the common stock of the Company.
                   ------------

              (f) "Company" means CataPULSE Inc., a Delaware corporation.
                   -------

              (g) "Consultant" means any person, including an advisor, engaged
                   ----------
by the Company or a Parent or Subsidiary to render services to such entity.

              (h) "Director" means a member of the Board.
                   --------

              (i) "Disability" means total and permanent disability as defined
                   ----------
in Section 22(e)(3) of the Code.

              (j) "Employee" means any person, including Officers and Directors,
                   --------
employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor.

               (k)  "Exchange Act" means the Securities Exchange Act of 1934, as
                     ------------
amended.

               (l)  "Fair Market Value" means, as of any date, the value of
                     -----------------
Common Stock determined as follows:

                    (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                    (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or
                    (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

               (m)  "Nonstatutory Stock Option" means an Option not intended
                     -------------------------
to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

               (n)  "Notice of Grant" means the written notice, in Part I of
                     ---------------
this Agreement, evidencing certain the terms and conditions of this Option. The Notice of Grant is part of the Agreement.

               (o)  "Officer" means a person who is an officer of the Company
                     -------
within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

               (p)  "Option" means this stock option.
                     ------

               (q)  "Optioned Stock" means the Common Stock subject to this
                     --------------
Option.

               (r)  "Optionee" means the person named in the Notice of Grant
                     --------
or such person's successor.

               (s)  "Parent" means a "parent corporation," whether now or
                     ------
hereafter existing, as defined in Section 424(e) of the Code.

               (t)  "Service Provider" means an individual that serves as
                     ----------------
either an Employee, Director or Consultant (as requested by the Company) for at least twenty-five (25) percent of such individual's time.

                   (u) "Share" means a share of the Common Stock, as adjusted in
                        -----
accordance with Section 11 of this Agreement.

                   (v) "Subsidiary" means a "subsidiary corporation", whether
                        ----------
now or hereafter existing, as defined in Section 424(f) of the Code.

         2.   Grant of Option. The Board hereby grants to the Optionee named in
              ---------------
the Notice of Grant, attached as Part I of this Agreement, the Option to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of this Agreement.

         3.   Exercise of Option.
              ------------------

              (a) Right to Exercise.
                  -----------------

                  (i) Subject to subsections 3(a)(ii) and 3(a)(iii) below, this Option shall be exercisable cumulatively according to the Vesting Schedule set forth in the Notice of Grant. Alternatively, at the election of the Optionee, this Option may be exercised in whole or in part at any time as to Shares that have not yet vested. For purposes of this Agreement, Shares subject to the Option shall vest based on continued employment of Optionee continuing to be a Service Provider with the Company. Vested Shares shall not be subject to the Company's repurchase right (as set forth in the Restricted Stock Purchase Agreement, attached hereto as Exhibit C-1).
                              -----------

                  (ii) As a condition to exercising this Option for unvested Shares, the Optionee shall execute the Restricted Stock Purchase Agreement.

                  (iii) This Option may not be exercised for a fraction of a Share.


              (b) Method of Exercise. This Option is exercisable by delivery of
                  ------------------
an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"),
                                            ---------
which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company. The Exercise Notice shall be completed by the Optionee and delivered to Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

              (c) Legal Compliance. No Shares shall be issued pursuant to the
                  ----------------
exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

              (d) Buyout Provisions. The Board may at any time offer to buy out
                  -----------------
for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Board shall establish and communicate to the Optionee at the time that such offer is made.

         4.   Optionee's Representations. In the event the Shares have not been
              --------------------------
registered under the Securities Act of 1933, as amended, at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.
                                         ---------

         5.   Method of Payment. Payment of the aggregate Exercise Price shall
              -----------------
be by any of the following, or a combination thereof, at the election of the
Optionee:

              (a) cash or check;

              (b) consideration received by the Company under a cashless exercise program implemented by the Company; or

              (c) surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

              (d) delivery of Optionee's promissory note (the "Note") in the form attached hereto as Exhibit E, in the amount of the aggregate Exercise Price
                        ---------
of the Exercised Shares together with the execution and delivery by the Optionee of the Security Agreement attached hereto as Exhibit D. The Note shall bear
                                             ---------
interest at the "applicable federal rate" prescribed under the Code and its regulations at time of purchase, and shall be secured by a pledge of the Shares purchased by the Note pursuant to the Security Agreement.

         6.   Non-Transferability of Option. This Option may not be transferred
              -----------------------------
in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         7.   Term of Option. This Option may be exercised only within the term
              --------------
set out in the Notice of Grant, and may be exercised during such term only in accordance with the terms of this Agreement.

         8.   Termination of Relationship as a Service Provider. If the Optionee
              -------------------------------------------------
ceases to be a Service Provider (other than for death or Disability), this Option may be exercised for a period of three (3) months after the date of such termination (but in no event later than the expiration date of this Option as set forth in the Notice of Grant) to the extent that the Option is vested on the date of such termination. To the extent that the Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

         9.   Disability of Optionee. If the Optionee ceases to be a Service
              ----------------------
Provider as a result of the Optionee's Disability, this Option may be exercised for a period of twelve (12) months after the date of such termination (but in no event later than the expiration date of this Option as set forth in the Notice of Grant) to the extent that the Option is vested on the date of such termination. To the extent that Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

         10.  Death of Optionee. If the Optionee dies while a Service Provider,
              -----------------
the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration date of this Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate.

         11.  Adjustments Upon Changes in Capitalization, Dissolution, Merger or
              ------------------------------------------------------------------
Asset Sale.
----------
              (a) Changes in Capitalization. Subject to any required action by
                  -------------------------
the stockholders of the Company, the number of shares of Common Stock covered by this Option, as well as the price per share of Common Stock covered by this Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to this Option.

              (b) Dissolution or Liquidation. In the event of the proposed
                  --------------------------
dissolution or liquidation of the Company, the Board shall notify Optionee as soon as practicable prior to the effective date of such proposed transaction. The Board in its discretion may provide for the Optionee to have the right to exercise his or her Option until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. The Board may permit the Option to be exercised contingent upon this transaction. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

         12.  Lock-Up Period. Optionee agrees, in connection with the Company's
              --------------
initial public offering of the Company's securities, (i) not to sell, make short sales of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by Optionee (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for up to one hundred eighty (180) days from the effective date of such registration and (ii) further agrees to execute any agreement reflecting (i) above as may be requested by the underwriters at the time of the public offering.

         13.  Notices. Any notice to be given to the Company hereunder shall be
              -------
in writing and shall be addressed to the Company at its then current principal executive office or to such other address as the Company may hereafter designate to the Optionee by notice as provided in this Section. Any notice to be given to the Optionee hereunder shall be addressed to the Optionee at the address set forth beneath his signature hereto, or at such other address as the Optionee may hereafter designate to the Company by notice as provided herein. A notice shall be deemed to have been duly given when personally delivered or mailed by registered or certified mail to the party entitled to receive it.

         14.  Tax Consequences. Some of the federal tax consequences relating to
              ----------------
this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

              (a) Exercising the Option. The Optionee may incur regular federal
                  ---------------------
income tax liability upon exercise of a Nonstatutory Stock Option (an "NSO"). The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

              (b) Disposition of Shares. If the Optionee holds NSO Shares for at
                  ---------------------
least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

              (c) Section 83(b) Election for Unvested Shares Purchased Pursuant
                  -------------------------------------------------------------
to Options. With respect to the exercise of this Option for unvested Shares, an
----------
election may be filed by the Optionee with the Internal Revenue Service, within
                                                                         ------
30 days of the purchase of the Shares, electing pursuant to Section 83(b) of the
-------
Code to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase. This will result in a recognition of taxable income to the Optionee on the date of exercise, measured by the excess, if any, of the Fair Market Value of the Shares, at the time the Option is exercised over the purchase price for the Shares. Absent such an election, taxable income will be measured and recognized by Optionee at the time or times on which the Company's repurchase option lapses. Optionee is strongly encouraged to seek the advice of his or her own tax consultants in connection with the purchase of the Shares and the advisability of filing of the Election under Section 83(b) of the Code. A form of Election under Section 83(b) is attached hereto as Exhibit C-5 for reference.
                      -----------

         15.  Entire Agreement; Governing Law. This Agreement constitutes the
              -------------------------------
entire agreement of the parties with respect to the subject matter hereof and supersedes in its entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California

         16. NO GUARANTEE OF CONTINUED SERVICE. OPTIONEE ACKNOWLEDGES AND AGREES
             ---------------------------------
THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT

THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

         By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of this Agreement. Optionee has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions relating to this Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.


OPTIONEE                                    CATAPULSE INC.

/s/ Michael T. Devlin                       /s/ Paul D. Levy
-----------------------------------         -----------------------------------
Signature                                   Paul D. Levy
                                            Chief Executive Officer
Michael T. Devlin
-----------------------------------
Print Name

___________________________________
Residence Address

___________________________________

___________________________________

                               CONSENT OF SPOUSE


     The undersigned spouse of Optionee has read and hereby approves the terms and conditions of this Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in this Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of this Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under this Agreement.

                                    /s/ Bobbie Devlin
                                    -------------------------------------------
                                    Spouse of Optionee

                                   EXHIBIT D
                                   ---------

                              SECURITY AGREEMENT


     This Security Agreement is made as of December 6, 1999, between CataPULSE Inc., a Delaware corporation ("Pledgee"), and Michael T. Devlin ("Pledgor").


                                   Recitals
                                   --------

     Pursuant to Pledgor's election to purchase shares of Pledgee's common stock ("Common Stock") under the Stand-Alone Stock Option Agreement dated December 6, 1999 (the "Option"), between Pledgor and Pledgee, and Pledgor's election under the terms of the Option to pay for such shares with his promissory note (the "Note"), Pledgor has purchased 21,111,111 shares of Pledgee's Common Stock (the "Shares") at a price of $0.03 per share, for a total purchase price of $633,333.33. The Note and the obligations thereunder are as set forth in Exhibit
                                                                         -------
E to the Option.
-

     NOW, THEREFORE, it is agreed as follows:

     1.   Creation and Description of Security Interest. In consideration of the
          ---------------------------------------------
transfer of the Shares to Pledgor under the Option Agreement, Pledgor, pursuant to the California Commercial Code, hereby pledges all of such Shares (herein sometimes referred to as the "Collateral") represented by certificate number 3, duly endorsed in blank or with executed stock powers, and herewith delivers said certificate to the Secretary of Pledgee ("Pledgeholder"), who shall hold said certificate subject to the terms and conditions of this Security Agreement.

     The pledged stock (together with an executed blank stock assignment for use in transferring all or a portion of the Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the Option, and the Pledgeholder shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

     2.   Pledgor's Representations and Covenants. To induce Pledgee to enter
          ---------------------------------------
into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

          (a)  Payment of Indebtedness. Pledgor will pay the principal sum of
               -----------------------
the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

          (b)  Encumbrances. The Shares are free of all other encumbrances,
               ------------
defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

          (c)  Margin Regulations. In the event that Pledgee's Common Stock is
               ------------------
now or later becomes margin-listed by the Federal Reserve Board and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations

("Regulation G"), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

     3.   Voting Rights. During the term of this pledge and so long as all
          -------------
payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

     4.   Stock Adjustments. In the event that during the term of the pledge any
          -----------------
stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

     5.   Options and Rights. In the event that, during the term of this pledge,
          ------------------
subscription Options or other rights or options shall be issued in connection with the pledged Shares, such rights, Options and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

     6.   Default. Pledgor shall be deemed to be in default of the Note and of
          -------
this Security Agreement in the event:

          (a) Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

          (b) Pledgor fails to perform any of the covenants set forth in the Option or contained in this Security Agreement for a period of 10 days after written notice thereof from Pledgee.

          In the case of an event of Default, as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the California Commercial Code.

     7.   Release of Collateral. Subject to any applicable contrary rules under
          ---------------------
Regulation G, there shall be released from this pledge a portion of the pledged Shares held by Pledgeholder hereunder upon payments of the principal of the Note. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.

     8.   Withdrawal or Substitution of Collateral. Pledgor shall not sell,
          ----------------------------------------
withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

     9.   Term. This pledge of Shares shall continue until the payment of all
          ----
indebtedness secured hereby, at which time the remaining pledged stock shall be promptly delivered to Pledgor, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

     10.  Insolvency. Pledgor agrees that if a bankruptcy or insolvency
          ----------
proceeding is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

     11.  Pledgeholder Liability. In the absence of willful or gross negligence,
          ----------------------
Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.

     12.  Invalidity of Particular Provisions. Pledgor and Pledgee agree that
          -----------------------------------
the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

     13.  Successors or Assigns. Pledgor and Pledgee agree that all of the terms
          ---------------------
of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

     14.  Governing Law. This Security Agreement shall be interpreted and
          -------------
governed under the internal substantive laws, but not the choice of law rules, of California.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


PLEDGOR                                      /s/ Michael T. Devlin
                                             -----------------------------------
                                             Signature

                                             Michael T. Devlin
                                             -----------------------------------
                                             Print Name

                                   Address:  ___________________________________

                                             ___________________________________


PLEDGEE                                      CATAPULSE INC.,
                                             a Delaware corporation


                                             /s/ Paul D. Levy
                                             -----------------------------------
                                             Paul D. Levy
                                             Chief Executive Officer


PLEDGEHOLDER                                 /s/ Michael Charney
                                             -----------------------------------
                                             Assistant Secretary of
                                             CataPULSE Inc.

                                   EXHIBIT E
                                   ---------

                                     NOTE


$633,333.33
                                                           Cupertino, California

December 6, 1999

     FOR VALUE RECEIVED, Michael T. Devlin promises to pay to CataPULSE Inc., a Delaware corporation (the "Company"), or order, the principal sum of Six Hundred Thirty Three Thousand Three Hundred Thirty Three Dollars and Thirty Three Cents ($633,333.33), together with interest on the unpaid principal hereof from the date hereof at the rate of 6.11 percent (6.11%) per annum, compounded
                                         -----
semiannually.

     Principal and interest shall be due and payable on December 6, 2004. Payment of principal and interest shall be made in lawful money of the United States of America.

     The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

     This Note is subject to the terms of the Stand-Alone Stock Option Agreement, dated as of December 6, 1999. This Note is secured in part by a pledge of the Company's common stock under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.

     The holder of this Note shall have full recourse against the undersigned, and shall not be required to proceed against the collateral securing this Note in the event of default.

     In the event the undersigned shall cease to be an employee, director or consultant of the Company for any reason, this Note shall, at the option of the Company, be accelerated, and the whole unpaid balance on this Note of principal and accrued interest shall be immediately due and payable.

     Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.


                                             /s/ Michael T. Devlin
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                                             Michael T. Devlin